                                                                  EXHIBIT 10.24

                                 REALTY LEASE


         THIS REALTY LEASE ("Lease") is made and entered into as of September 5, 1996, by and between Interior Design Services, Inc., a Florida corporation ("Landlord") and Catalina Marketing Corporation, a Delaware corporation ("Tenant").

                                 WITNESSETH:

         Landlord and Tenant hereby covenant and agree as follows:

         1.       Premises

                  1.1 Premises. Landlord owns real property and improvements located at 11200 9th Street North, St. Petersburg, Florida 33716 ("11200 Realty"), which includes a single story section of the building currently used as a warehouse consisting of approximately 54,859 rentable square feet ("Warehouse"). Upon and subject to the terms, covenants and conditions hereunder, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord approximately 20,500 rentable square feet on the west end of the Warehouse, as shown on the floorplan of the Warehouse attached hereto as Exhibit A and incorporated herein ("Premises"), together with the parking areas identified as "Tenant Parking" on Exhibit A. Tenant shall cooperate with Landlord in the use of such Tenant Parking areas so as to provide Landlord with unobstructed access to the Warehouse dock doors identified on Exhibit A.

                  1.2 Condition of the Premises. Tenant acknowledges that it has been given the opportunity to inspect the Premises prior to the Commencement Date (as defined in Section 2.1 below). Landlord leases the Premises to Tenant and Tenant accepts the Premises from Landlord on the Commencement Date in "as is" condition, without any representation or warranty as to any patent or latent defects or of habitability or fitness for a particular purpose. Notwithstanding the foregoing, Landlord shall be responsible for ensuring that the Premises comply with the requirements of the American with Disabilities Act, 42 U.S.C. 12101, except to the extent that any Tenant Improvement Work or Alterations (as those terms are hereinafter defined) made to the Premises by Tenant may initiate the need for such compliance, in which event, Tenant shall be responsible for such compliance.

         2.       Term

                  2.1 Term. This Lease term (the "Primary Term") shall commence on November 1, 1996 ("Commencement Date") and expire on November 30, 2003 ("Expiration Date"), unless the Term shall sooner terminate or be extended as hereinafter provided.

                  2.2 Early Occupancy. Tenant may occupy the Premises commencing September 15, 1996 ("Early Occupancy Period") provided that during the Early Occupancy Period, Tenant shall perform all of its obligations set forth in this Lease, but Tenant's obligation to pay Monthly Rent (as defined in Section 3.1 below) shall not commence until November 1, 1996.

                  2.3 Tenant's Option to Renew. Tenant shall have the option to renew this Lease for one additional term of five (5) years commencing at the end of the Primary Term, which option Tenant may only exercise by giving Landlord written notice not less than one hundred eighty (180) days prior to the expiration of the Primary Term, and provided no event of default under Article 17 has occurred and is continuing on or after the date of Tenant's notice. Such renewal term shall be on the same terms and conditions as the Primary Term, except that Monthly Rent payable during the renewal term shall be as follows:

================================================================================
                   Year                                                   Rent
--------------------------------------------------------------------------------
  December 1, 2003 - November 30, 2004                                $7,109.94
--------------------------------------------------------------------------------
  December 1, 2004 - November 30, 2005                                $7,216.59
--------------------------------------------------------------------------------
  December 1, 2005 - November 30, 2006                                $7,324.84
--------------------------------------------------------------------------------
  December 1, 2006 - November 30, 2007                                $7,434.72
--------------------------------------------------------------------------------
  December 1, 2007 - November 30, 2008                                $7,546.24
================================================================================

The terms "Term" or "Term of this Lease," as used in this Lease, shall include the Primary Term as well as the renewal term, if exercised.

                  2.4      Tenant's Expansion Option.

                  Tenant shall have the Right of First Opportunity to Lease on any available space in the Warehouse ("Additional Space"). When the Additional Space becomes available, Landlord shall notify Tenant in writing of such availability and Tenant shall be granted ten (10) business days in order to accept or reject the offer in writing. Failure to respond within ten (10) business days shall be deemed a rejection of such Additional Space. If Tenant rejects such Additional Space, Landlord shall then be free to lease such Additional Space to others on such terms and conditions as Landlord may chose, and Tenant shall have no further rights with respect to such Additional Space.

                  As to any Additional Space, if warehouse space ("Additional Warehouse Space"), during the first twelve (12) months for which any such Additional Warehouse Space is included within this Lease ("Initial Period For Additional Warehouse Space"), the rental rate to be paid for the Additional Warehouse Space ("Additional Warehouse Space Rental Rate") shall be the then current per square foot rate paid by Tenant for the warehouse portion of the Premises under this Lease,which rate shall then subsequently increase annually by one and one-half percent (1 1/2%) from and after the conclusion of the Initial Period For Additional Warehouse Space.

                  As to any Additional Space, if office space ("Additional Office Space"), during the first twelve (12) months for which any such Additional Office Space is included within this Lease ("Initial Period For Additional Office Space"), the rental rate to be paid for the Additional Office Space ("Additional Office Space Rental Rate") shall be the then current market rate per square foot for comparable office space situated in St. Petersburg, Florida, which rate shall then subsequently increase annually by one and one-half percent (1 1/2%) from and after the conclusion of the Initial Period For Additional Office Space.

                  The lease term of the Additional Space shall be co-terminous with the Term and Tenant shall lease the Additional Space in as-is condition.

         3.       Rent

                  3.1 From and after the Commencement Date, Tenant shall pay to Landlord monthly base rent ("Monthly Rent") as follows:


============================================================================================================
                               Year                                                   Rent
------------------------------------------------------------------------------------------------------------
               November 1, 1996 - November 30, 1997                                $6,406.25
------------------------------------------------------------------------------------------------------------
               December 1, 1997 - November 30, 1998                                $6,502.34
------------------------------------------------------------------------------------------------------------
               December 1, 1998 - November 30, 1999                                $6,599.88
------------------------------------------------------------------------------------------------------------
               December 1, 1999 - November 30, 2000                                $6,698.88
------------------------------------------------------------------------------------------------------------
               December 1, 2000 - November 30, 2001                                $6,799.36
------------------------------------------------------------------------------------------------------------
               December 1, 2001 - November 30, 2002                                $6,901.35
------------------------------------------------------------------------------------------------------------
               December 1, 2002 - November 30, 2003                                $7,004.87
============================================================================================================

Monthly Rent shall be payable on or before the first day of each calendar month, in advance, at the address specified for Landlord in Section 21 below, or such other place as Landlord shall designate, without any prior demand therefor and without any abatement, deduction or setoff whatsoever except to the extent of Landlord's breach of its obligations hereunder. In addition, Tenant shall pay Landlord all state and local sales taxes and surtaxes payable with respect to rents, which shall be paid together with each installment of Monthly Rent.

                  3.2 Notwithstanding any other provisions of this Lease, if Tenant shall fail to pay any Monthly Rent by the date five (5) days after the date it is due and payable, such unpaid amount shall be subject to a late payment charge equal to five percent (5%) of such unpaid amount in each instance to cover Landlord's additional administrative costs resulting from Tenant's failure. Such late payment charge has been agreed upon by Landlord and Tenant, after negotiation, as a reasonable estimate of the additional administrative costs and detriment to Landlord's ability to meet its own obligations relating to the Warehouse in a timely manner that will be incurred by Landlord as a result of any such failure by Tenant, the actual cost thereof in each instance being extremely difficult, if not impossible, to determine. Such late payment charge shall constitute liquidated damages to compensate Landlord for its damages resulting from such failure to pay and shall be paid to Landlord together with such unpaid amounts; provided, however, that the payment of such charges shall not constitute a waiver of any default by Tenant hereunder.

                  3.3 Notwithstanding any other provisions of this Lease, any installment of Monthly Rent not paid to Landlord by the date five (5) days after the date when due hereunder, shall bear interest from the date due or from the date of expenditure by Landlord for the account of Tenant, until the same have been fully paid, at a rate ("Default Rate") equal to the lesser of (a) two percent (2%) above the Prime Rate of interest published in the Wall Street Journal, or (b) the highest rate permitted by law. The payment of such interest shall not constitute a waiver of any default by Tenant hereunder.

         4.       Reservation of Rights

                  4.1 Landlord reserves the right, from time to time, to grant such easements, rights and dedications as Landlord deems necessary or desirable, and to cause the recordation of parcel maps and covenants, conditions and restrictions affecting the Premises, provided they do not unreasonably interfere with the use and enjoyment of the Premises by Tenant. At Landlord's


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request, Tenant shall join in the execution of any such documents. The Premises may be known by any name that Landlord may choose, which name may be changed from time to time in Landlord's sole discretion.

                  4.2 Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard services or other security measures for the benefit of the Premises or the Warehouse. Tenant assumes all responsibility for the protection of Tenant, its employees, suppliers, shippers, customers and invitees and the property of Tenant and of Tenant's employees, suppliers, shippers, customers and invitees from acts of third parties. Nothing herein contained shall prevent Landlord, at Landlord's sole option, from providing security protection for the Premises or any part thereof, and in such event Tenant shall comply with Landlord's security procedures.

         5.       Conduct of Business by Tenant

                  5.1 During the Term, Tenant shall use and occupy the Premises solely for general business office and computer service activities and storage related to such permitted use. Tenant shall not use the Premises for any other use or uses without Landlord's prior written consent, which may be withheld in Landlord's sole and absolute discretion.

                  5.2 Tenant shall not use or occupy, or permit the use or occupancy of, the Premises or any part thereof for any use other than the use specifically set forth in Section 5.1, or in any manner that, in Landlord's judgment, would adversely affect or interfere with (a) any services required to be furnished by Landlord to Tenant, or (b) the proper and economical rendition of any such service.

                  5.3 Tenant will not cause any Hazardous Substance (as defined in this Section 5.3) to be brought, kept or stored on or about the Premises that violates any applicable law, rule, regulation or ordinance, and Tenant will not engage in or permit any other person to engage in any activity, operation or business upon the Premises that involves the use, generation, manufacture, refining, transportation, treatment, storage, handling or disposal of any Hazardous Substance that would or could result in Tenant, Landlord or the Premises to be in violation of any law, statute, ordinance or regulation or rule law pertaining to Hazardous Substances, health, industrial hygiene or the environment. Tenant shall be liable for all clean-up of the Premises due to any violation of this Section 5.3 by Tenant. "Hazardous Substance" shall include, without limitation, those substances, materials and wastes that are or become regulated under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state or local laws or regulations. Tenant shall indemnify, defend and hold harmless Landlord of, from and against, any and all loss, cost, liability, claim, cause of action, right of action, damage and expense, including, without limitation, penalties, fines and counsel fees, arising from or related to Tenant's violation of this Section 5.3, which indemnity shall survive the expiration or sooner termination of this Lease.

         6.       Improvements to the Premises

                  6.1 Tenant shall have the right to perform (or cause to be performed), at its sole cost and expense, the work outlined and generally described in Exhibit B ("Tenant Improvement Work"). Landlord shall have the right to approve the plans and specifications for the Tenant Improvement Work which approval shall not be arbitrarily or unreasonably withheld. Tenant shall


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


obtain all required permits and approvals, and provide Landlord with all copies thereof prior to commencement of any Tenant Improvement Work. Landlord shall not arbitrarily or unreasonably withhold or delay approval of any nonstructural, interior alterations, revisions or supplements to the "Tenant Improvement Work" provided that Tenant complies with the requirement of Section 7 in all respects.

         7.       Alterations and Tenant's Property

                  7.1 Tenant shall make no alterations, installations, additions or improvements whether structural or non-structural, including without limitation Tenant's Improvement Work (collectively "Alterations") in or to the Premises without Landlord's prior written consent, which shall not be unreasonably withheld or delayed. Tenant shall submit such information as Landlord may require, including without limitation, (a) plans and specifications for the Alterations, (b) permits, licenses and bonds and (c) evidence of insurance coverage in such types and amounts and from such insurers as Landlord deems satisfactory. All Alterations shall be done at Tenant's expense, in compliance with all applicable laws, regulations and permits as more fully described in Section 10.1 below, at such times and in such manner as will not unnecessarily interfere with activities on the adjacent property, and only by such contractors or mechanics as are approved in advance by Landlord, which approval will not be unreasonably withheld. In no event shall any Alterations affect the structure of the Premises or its exterior appearance, except as approved in writing by Landlord.

                  7.2 All appurtenances, fixtures, improvements, additions and other property attached to or installed in the Premises, whether by Landlord or by or on behalf of Tenant, and whether at Landlord's expense or Tenant's expense, or at the joint expense of Landlord and Tenant, shall be and remain the property of Landlord. Any furnishings and personal property installed in the Premises that are removable without material damage to the Premises, whether the property of Tenant or leased by Tenant, are herein sometimes called "Tenant's Property." Any replacements of any property of Landlord, whether made at Tenant's expense or otherwise, shall be and remain the property of Landlord. Tenant shall not install any machines or equipment that would compromise the structural integrity of the Premises without Landlord's prior written consent, which consent may be conditioned upon such terms as Landlord may require.

                  7.3 Any of Tenant's Property remaining on the Premises at the expiration or sooner termination of the Term shall be removed by Tenant at Tenant's cost and expense, and Tenant shall, at its cost and expense, repair any damage to the Premises caused by such removal. Any of Tenant's Property not removed from the Premises prior to the expiration or sooner termination of the Term shall, at Landlord's option, become the property of Landlord, or Landlord may remove such Tenant's Property, and Tenant shall pay to Landlord Landlord's cost of removal with ten (10) days after delivery of a bill therefor.

                  7.4 Landlord shall have the right at all times to post and keep posted on the premises any notices permitted or required by law, or that Landlord shall deem proper, for the protection of Landlord, the Premises, and any other party having an interest therein, from construction liens, and Tenant shall give to Landlord at least ten (10) business days' prior notice of commencement of any construction on the Premises, including in connection with any Alteration or otherwise.

         8.       Repairs

                  8.1 Tenant, at Tenant's cost and expense, shall make all repairs and replacements as and when Landlord deems necessary to preserve in good working order and condition the Premises and every part thereof except for the parts of the Premises Landlord must repair under Section 8.3 below. Without limiting the foregoing and to the extent that the following are exclusive to Tenant and are not shared with Landlord, any other tenant or any third party, Tenant shall be responsible for windows, doors, interior walls, and plumbing, electrical, sprinkler, security, lighting (including light bulb replacement), heating, ventilating and air conditioning systems. If any of the foregoing are shared with Landlord, or any other tenant or third party, Tenant shall only be responsible for its proportionate share of such cost and expense unless such cost and expense is a) attributable to Tenant's negligent or intentional act, in which case Tenant shall be solely liable, or b) attributable to the negligent or intentional act of Landlord, other tenants or third parties (excluding agents, customers, employees, principals, consultants, assigns, subtenants or invitees of Tenant), in which case Tenant shall not be liable for any such cost or expense.

                  8.2 All repairs and replacements made by or on behalf of Tenant or any person claiming through or under Tenant shall be made and performed (a) at Tenant's cost and expense and at such time and in such manner as Landlord may designate, (b) by contractors or mechanics approved by Landlord,
(c) so that same shall be at least equal in quality, value and utility to the original work or installation, and in accordance with all applicable laws and regulations of governmental authorities having jurisdiction over the Premises. Landlord shall endeavor to respond to any request for approval complying with the foregoing requirements within five (5) business days after receipt of the same.

                  8.3 Landlord, at Landlord's cost and expense, shall make all repairs and replacements as and when Landlord reasonably deems necessary to the foundation, exterior walls, structural members and roof (except to the extent that repairs to the roof may be attributable to Tenant Improvement Work or Alterations) of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences and signs.

                  8.4 Landlord, at its sole cost and expense, shall be responsible for all customary and normal landscaping services for the Premises.

         9.       Liens

                  9.1 All work performed by Tenant on the Premises prior to the Commencement Date and during the Term shall be performed without cost, expense or liability of any nature to Landlord or the Warehouse, and all costs and expenses incurred in connection therewith shall be paid for entirely by Tenant. Tenant shall and does hereby indemnify and hold harmless Landlord and the Warehouse from and against any lien or claim of lien against the fee title to the Warehouse arising out of any work performed by or for Tenant or any party holding under Tenant, or otherwise arising out of the exercise of Tenant's rights under this Lease. Without limiting the generality of the foregoing, neither the Tenant nor anyone claiming by, through or under Tenant, including without limitation contractors, subcontractors, materialmen, mechanics and laborers, shall have any right to file or place any construction lien of any sort whatsoever upon the interest of Landlord in the Warehouse, and, on the contrary, any such lien is hereby specifically prohibited. All parties with whom the Tenant may deal are hereby put on notice that the Tenant has no power to subject the interest of the Landlord in the Warehouse to any claim or lien of any kind or character, and all such persons so dealing with Tenant must look solely to the Tenant for payment, and not to the


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



Landlord's interest in the Warehouse or any other asset of Landlord. The foregoing prohibition shall be incorporated in a short form lease between the parties hereto which shall be executed contemporaneously herewith and may be recorded at the option of Landlord or Tenant. Tenant shall forthwith cause any lien filed against the Warehouse to be immediately canceled, released and extinguished, and Tenant shall and does hereby indemnify Landlord against any such lien and shall and does hereby agree to pay any and all costs, charges and expenses, including reasonable attorneys' fees, incurred in connection with the prosecution or defense of any suit in connection therewith. If Tenant shall not, within ten (10) days following the imposition of any such lien, cause same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation to cause such lien to be released by such means as it shall deem proper, including without limitation payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be payable to it by Tenant with interest at the Default Rate from the date of payment and shall be due and payable to Landlord by Tenant on demand.

         10.      Compliance with Laws and Insurance Requirements

                  10.1 In addition and not in derogation of Tenant's obligations under Section 5.3 above, Tenant, at Tenant's cost and expense, shall comply with all laws, codes, orders and regulations of federal, state, county and municipal authorities, and with all directions, pursuant to law, of all public officers, that shall impose any duty upon Landlord or Tenant with respect to the Premises or the particular use or occupancy thereof by Tenant. Any Alteration or other work or installation made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to the provisions of this Article 10 shall be made in conformity with, and subject to the provisions of Section 7.1. In the event and to the extent that any such requisite compliance does not arise from or result from any particular use of the Premises by Tenant, AND the said alteration or other work or installation ("Work") necessary to achieve and satisfy such requisite compliance has a projected useful life greater than the then remaining Term of the Lease (not including the renewal option), ("Remaining Term"), THEN the Tenant shall be obligated to pay only a portion of the cost of the Work, which portion shall be that fraction of which the numerator is the number of months in the Remaining Term and the denominator is the projected useful life of the Work, in months.

                  10.2 Tenant shall not do anything, or permit anything to be done, in or about the Premises that shall: (a) invalidate or be in conflict with the provisions of any fire or other insurance policies covering the Premises or any property located therein, (b) result in a refusal by fire insurance companies of good standing to insure the Premises or any such property in amounts reasonably satisfactory to Landlord, (c) subject Landlord to any liability or responsibility for injury to any person or property by reason of any business operation being conducted in or about the Premises, or (d) be in violation of any certificate of occupancy for the Warehouse. Tenant, at Tenant's sole expense, shall comply with all rules, orders, regulations and requirements of its insurance policy. If Tenant's particular or peculiar use of the Premises causes any increase in the fire insurance rates applicable to the Premises or property located therein on the Commencement Date or at any time thereafter, Tenant shall be responsible for such increase and shall pay the same to Landlord upon request.

         11.      Subordination

                  11.1 Without the necessity of any additional document being executed by Tenant


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

for the purpose of effecting a subordination, Tenant agrees that this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases that may now exist or hereafter be executed affecting the Premises, and (b) the lien of any mortgage or deed of trust that may now exist or hereafter be executed in any amount for which the Premises, any ground leases or underlying leases, or Landlord's interest or estate in any of such items is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated to this Lease any such ground leases or underlying leases or any such liens. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination to this Lease of any ground lease, underlying lease or lien, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord and not reasonably objected to by legal counsel for Tenant, any additional documents evidencing the subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Notwithstanding the foregoing, any subordination of this Lease shall be conditioned upon Tenant's being furnished a nondisturbance agreement in connection therewith, in form and content reasonably satisfactory to legal counsel for Tenant.

         12.      Right to Cure

                  12.1 Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) calendar days after written notice by Tenant to Landlord specifying the nature of Landlord's failure to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter shall diligently prosecute the same to completion. All rights to cure provided to Landlord under this Section 12.1 shall also be accorded to any mortgagee or beneficiary under a deed of trust encumbering the Premises. Except to the extent resulting from the act or neglect of Landlord, Landlord shall not be liable for any injury or damage to persons or property resulting from loss, theft, fire, explosion, falling plaster, cessation or variation or shortage or interruption of services or utilities, steam, gas, electricity, earthquake, acts of god, rain or water or dampness from any source or any other cause whatsoever. Without limiting the generality of the foregoing, in no event shall Landlord be liable for damages by reason of lost profits, business interruption or other consequential damages.




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



         13.      Destruction

                  13.1 If the Premises shall be damaged by fire (or by other casualty insured against by Landlord's fire and extended coverage insurance policy covering the Premises), and if Tenant shall give prompt notice to Landlord of such damage, Landlord, at Landlord's expense, shall repair such damage and restore the Premises to substantially the condition it was in prior to such fire or casualty; provided, however, that Landlord shall have no obligation to repair any damage to or to replace Tenant's Property, Alterations or any other property or effects of Tenant. Except as otherwise provided in this
Article 13, if the entire Premises shall be rendered untenantable by reason of any such damage, Monthly Rent shall abate for the period from the date of such damage to the date when such damage to the Premises shall have been repaired. If only a part of the Premises shall be rendered untenantable, Monthly Rent shall abate for such period in the proportion that the area of the part of the premises so rendered untenantable bears to the total area of the Premises; provided however, that if the part of the Premises which had not been rendered untenantable is considered by Tenant to be inadequate or insufficient for efficient use by Tenant, and the area rendered untenantable cannot reasonably be restored by Landlord within ninety (90) days after the occurrence of such fire or casualty to substantially the same condition it was in prior to such fire or casualty then Tenant may terminate this Lease immediately upon written notice to Landlord. Notwithstanding the foregoing, if, prior to the date when all of such damage shall have been repaired, any part of the Premises so damaged shall be rendered tenantable and shall be used or occupied by Tenant or any person or persons claiming through or under Tenant, then the amount by which Monthly Rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired.

                  13.2 Notwithstanding the provisions of Section 13.2, if during the Term, the Premises (whether or not the Premises shall have been damaged or rendered untenantable) shall be so damaged by fire or other casualty that, in Landlord's opinion, it is impractical to restore the Premises, then, in any of such events, Landlord, at Landlord's option, may give to Tenant, within sixty
(60) days after such fire or other casualty, thirty (30) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Term shall terminate effective upon the date of the occurrence of such casualty with the same effect as if such date were the Expiration Date; and Monthly Rent shall be apportioned as of such date and any prepaid portion of Monthly Rent for any period after such date shall be refunded by Landlord to Tenant, provided Tenant is not otherwise in default hereunder.

                  13.3 Notwithstanding anything contained in this Article 13 to the contrary, in no event shall Landlord be required to spend for any repair, replacement or reconstruction of the Premises an amount greater than the insurance proceeds actually received by Landlord as a result of the fire or other casualty causing such loss, damage or destruction, plus the amount of any deductible.

                  13.4 Nothing contained in this Lease shall relieve Tenant of any liability to Landlord or to its insurance carriers that Tenant may have under law or under the provisions of this Lease in connection with any damage to the Premises or the Warehouse by fire or other casualty.

                  13.5 Notwithstanding the provisions of Section 13.1, if any such damage is due to the fault or neglect of Tenant, any person claiming through or under Tenant, or any of their employees, suppliers, shippers, customers or invitees, then there shall be no abatement of Monthly Rent by reason of such damage.


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
         14.      Eminent Domain

                  14.1 If all or substantially all of the Premises or the Warehouse is damaged, condemned or taken in any manner for public or quasi-public use, including but not limited to a transfer, conveyance or assignment made in anticipation of or in lieu thereof, either temporarily or permanently (a "Taking"), this Lease shall automatically terminate as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such Taking (the "Taking Date"). If less than all or substantially all of the Premises is so condemned or taken, this Lease shall automatically terminate only as to the portion of the Premises so taken as of the Taking Date provided, however, if a Taking would require, in the opinion of Landlord, a substantial alteration or reconstruction of the remaining portions of the Premises or the Warehouse, this Lease may be terminated by Landlord, as of the Taking Date, by written notice to Tenant within sixty (60) days following notice to Landlord of the Taking Date; provided further that if the portion of the Premises remaining after said taking is, in the reasonable opinion of Tenant, insufficient or inadequate for continued use by Tenant, Tenant may terminate this Lease on notice to the Landlord.

                  14.2 Landlord shall be entitled to the entire award in the Taking, including, without limitation, any award made for the value of or damages to the leasehold estate created by this Lease. No award for any partial or entire Taking shall be apportioned, and Tenant hereby assigns to Landlord any award that may be made in connection with any such Taking, whether for the value of the property taken or for damages, together with any and all rights of Tenant now or hereafter arising in or to same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in, or to require Tenant to assign to Landlord, any award made to Tenant specifically for its relocation expenses, the taking of personal property and fixtures belonging to Tenant, or the interruption of or damage to Tenant's business if such award is made separately to Tenant and not as part of the damages recoverable by Landlord. Tenant shall fully cooperate with and assist Landlord in establishing and pursuing any claims Landlord may have relating to any Taking, and without limiting the foregoing, (i) Tenant shall upon Landlord's request file a "Disclaimer of Interest" in any litigation pertaining to a Taking, (ii) Tenant shall not assert any defenses or file any motions, including but not limited to, motions to dismiss, or counterclaims, in any such litigation, and (iii) Tenant shall be bound by any negotiations for the settlement, pre-suit or otherwise, of any litigation, which negotiations shall be conducted by Landlord on behalf of both Landlord and Tenant, and shall be binding on Tenant.

                  14.3 In the event of a partial Taking that does not result in a termination of this Lease as to the entire Premises pursuant to Section 14.1, the Monthly Rent shall abate in proportion to the portion of the Premises taken by such condemnation or other taking.

                  14.4 If all or any portion of the Premises is taken for a limited period of time, this Lease shall remain in full force and effect and Tenant shall continue to perform all terms, conditions and covenants of this Lease; provided, however, the Monthly Rent shall abate during such limited period in proportion to the portion of the Premises that is rendered untenantable and unusable as a result of such Taking. Landlord shall be entitled to receive the entire award made in connection with any such temporary Taking, whether for the value of the property taken or for damages. Provided however that all costs incurred by Tenant in obtaining, relocating to, additional charges, vacating, and moving back to the Premises during such limited period of time, are to be paid by Landlord.

                  14.5 Landlord may, without any obligation to Tenant, agree to sell and/or convey to a condemnor the Premises, or any portion thereof sought by the condemnor, free from this Lease and the rights of Tenant hereunder, without first requiring that any action or proceeding be instituted or, if instituted, pursued to a judgment.

         15.      Assignment and Subletting

                  15.1 Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of the Premises or Tenant's leasehold estate hereunder (collectively, "Assignment"), or permit the Premises to be occupied by anyone other than Tenant or sublet the Premises or any portion thereof (collectively, "Sublease") without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld; provided however, that any such transaction between Tenant and any entity controlling, controlled by, or under common control with Tenant shall not constitute such prohibited assignment or sublease.

                  15.2 If Tenant desires at any time to enter into an Assignment of this Lease or a Sublease of the Premises or any portion thereof, it shall first give written notice to Landlord of its desire to do so, which notice shall contain (a) the name of the proposed assignee, subtenant or occupant, (b) the nature of the proposed assignee's, subtenant's or occupant's business to be carried on in the Premises, (c) the terms and provisions of the proposed Assignment or Sublease, and (d) such financial information as Landlord may reasonably request concerning the proposed assignee, subtenant or occupant. Tenant shall reimburse Landlord for Landlord's reasonable counsel fees incurred in connection with the processing and documentation of any requested Assignment of this Lease or Sublease of the Premises.

                  15.3 No consent by Landlord to any Assignment or Sublease by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment or Sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant of the obligation to obtain Landlord's express written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this Article 15 shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of Monthly Rent by Landlord from a proposed assignee or sublessee shall not constitute the consent by Landlord to such Assignment or Sublease.

                  15.4 Any sale or other transfer, including transfer by consolidation, merger or reorganization, of a majority of the voting stock of Tenant, if Tenant is a corporation, or any sale or other transfer of a majority of the partnership interests in Tenant, if Tenant is a partnership, shall be an Assignment for purposes of this Article 15. As used in this Section 15.4, the term "Tenant" shall also mean any entity that has guaranteed Tenant's obligations under this Lease, and the prohibition hereof shall be applicable to any sales or transfers of the stock or partnership interests of said guarantor.

                  15.5 Each assignee, sublessee, or other transferee, shall assume, as provided in this Section 15.5, all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Monthly Rent, and for the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term; provided, however, that the assignee, sublessee, or other transferee shall be liable to Landlord for rent only in the amount set forth in the Assignment or Sublease. No Assignment shall be binding on Landlord unless the assignee or Tenant shall deliver to Landlord a counterpart of the Assignment and an instrument that contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this Section 15.5, but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

         16.      Utilities

                  16.1 Tenant shall pay for all electricity (to be separately metered at Landlord's cost), telephone and trash removal and janitorial services supplied to the Premises. All such utilities shall be separately metered and Tenant shall make such payments when due directly to the utility company providing such service. Tenant shall have all utility bills for services provided under this Section 16.1 transferred to its name prior to taking occupancy of the Premises. Landlord shall be responsible for water and sanitary sewer charges related to the Premises.

                  16.2 If any governmental entity promulgates or revises any statute, ordinance or building, fire or other code or imposes mandatory or voluntary controls or guidelines on Landlord or the Premises or any part thereof, relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions or the provision of any other utility or service provided with respect to this Lease, or in the event Landlord is required to make alterations to the Premises or any other part of the Premises in order to comply with such mandatory or voluntary controls or guidelines, Landlord may, in its sole discretion, require Tenant to comply with such mandatory or voluntary controls or guidelines or Landlord may, in its sole discretion, make such alterations to the Premises. The portion of the costs incurred by Landlord in connection with such laws, ordinances, guidelines or controls that is attributable to the Premises, shall be amortized over the useful life of such alterations, and Tenant shall pay such amortization during the Term as additional rent hereunder. Such compliance and the making of such alterations shall in no event entitle Tenant to any damages, relieve Tenant of the obligation to pay the full Monthly Rent reserved hereunder or constitute or be construed as a constructive or other eviction of Tenant.

         17.      Default

                  17.1 The failure of Tenant to perform or observe any term, covenant, condition or representation made under this Lease shall constitute a default hereunder by Tenant upon the expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of five (5) business days after notice of nonpayment to cure any default in the payment of Monthly Rent, provided that after Landlord has given two (2) such notices to Tenant in any twelve (12) month period, Tenant shall only have a period of ten (10) days after the due date to cure any such failure, without any requirement of notice from Landlord to Tenant of such failure; provided, however, that the obligation of Tenant to pay a late charge pursuant to Section 3.2 or interest pursuant to
Section 3.3 shall commence as of the date ten (10) days after the due date of the Monthly Rent. Tenant shall have a period of thirty (30) days from the date of written notice from Landlord within which to cure any other default under this Lease; provided, however, that with respect to any default other than the payment of Monthly Rent that cannot reasonably be cured within thirty (30) days, the default shall not be deemed to be uncured if Tenant promptly commences to cure within thirty (30) days from Landlord's notice and continues to prosecute diligently the curing thereof to completion within a reasonable time.

                  17.2 Upon the occurrence of a default by Tenant that is not cured by Tenant within the grace periods specified in Section 17.1 hereof, Landlord shall have the following rights and remedies in addition to all other rights and remedies available to Landlord at law or in equity:

                           (a)      The right to accelerate all Monthly Rent due
under the Lease for the remainder of the Term and to recover from Tenant the following:

                                    (i)   all unpaid Monthly Rent which had been
                  earned at the time of such acceleration;

                                    (ii)  the unpaid Monthly Rent which would
                  have been earned after such acceleration until the time of entry of judgment;

                                    (iii) the worth at the time of award of the
                  amount of Monthly Rent for the balance of the Term. The "worth at the time of award" of the amounts referred to in this
                  Section 17.2(a) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of Atlanta at the time of award plus one percent (1%); and

                                    (iv)  any other amount necessary to
                  compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

                           (b)      The right to continue this Lease in effect
and to enforce all of its rights and remedies under this Lease, including the right to recover Monthly Rent as it becomes due, for as long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under the Lease shall not constitute a termination of Tenant's right to possession.

                           (c)      The right to terminate this lease by giving
notice to Tenant in accordance with applicable law without waiving any right to damages for breach of this Lease.

                           (d)      The right and power to re-rent and lease
("New Lease") the Premises or any part thereof for such term or terms (which may extend beyond the Term) and at such rent and such other terms as Landlord can reasonably obtain, with the right to make alterations in and repairs to the Premises. Upon each such subletting, Tenant shall be immediately liable for payment to Landlord of any monthly deficiency between the monthly rental payable hereunder and the rent to be received by Landlord pursuant to the New Lease, in addition to the cost of such re-letting and such alterations and repairs incurred by Landlord. No taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. Notwithstanding any such re- letting, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

         18.      Insolvency or Bankruptcy

                  18.1 The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, which if involuntary is not dismissed within thirty (30) days after the commencement thereof, or an assignment by Tenant for the benefit of creditors, or any action voluntarily taken by or instituted against Tenant under any insolvency, bankruptcy, reorganization, moratorium or other debtor relief act or statute, whether now existing or hereafter amended or enacted, or if Tenant shall admit in writing its inability to pay its debts or shall generally not be paying its debts as they mature, shall at Landlord's option constitute a breach of this Lease by Tenant. Upon the happening of any such event or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, reorganization or other debtor relief proceedings.

         19.      Fees and Expenses; Indemnity

                  19.1 If Tenant shall default in the performance of its obligations under this Lease, Landlord, at any time thereafter and without notice, may remedy such default for Tenant's account and at Tenant's expense, without thereby waiving any other right or remedies of Landlord with respect to such default.

                  19.2 Tenant shall indemnify, defend and hold harmless Landlord and Landlord's agents of, from and against any and all Claims incurred in connection with or arising from any cause whatsoever in, on or about the Premises and Tenant Parking, including, without limiting the generality of the foregoing, (a) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, (b) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming through or under Tenant, (c) the condition of any portion of the Premises that is the responsibility of Tenant or any occurrence or happening on the Premises from any cause whatsoever, or (d) any act, omission or negligence of Tenant or any person claiming through or under Tenant, or of the employees, suppliers, shoppers, customers or invitees of Tenant or any such person, in, on or about the Premises or the Warehouse, whether prior to, during, or after the expiration of, the Term including, without limitation, any act, omission or negligence in the making or performing of any Alterations, all of the foregoing except to the extent caused by the act or negligence of Landlord or any third party (excluding agents, customers, employees, principals, consultants, assigns, subtenants or invitees of Tenant); and Landlord shall otherwise indemnify, defend and hold harmless Tenant from all such claims.

                  19.3 Landlord shall not be responsible for or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises (other than Landlord) or any part of the premises adjacent to or connected with the Premises or any other part of the Premises or for any loss or damage resulting to Tenant or its property from burst, stopped or leaking water, gas, sewer or steam pipes or for any damage to or loss of property within the Premises from any causes whatsoever, including theft, all of the foregoing except to the extent caused by the act or negligence of Landlord.

                  19.4 Except where a longer or shorter period is specifically provided for in this Lease for a particular expenditure, Tenant shall pay to Landlord, within ten (10) days after delivery by Landlord to Tenant of bills or statements therefor: (a) sums equal to all expenditures made and monetary obligations incurred by Landlord including, without limitation, expenditures made and obligations incurred for reasonable counsel fees, in connection with the remedying by Landlord for Tenant's account pursuant to the provisions of
Section 19.1; (b) sums equal to all Claims referred to in Section 19.2; and (c) sums equal to all expenditures made and monetary obligations incurred by Landlord, including, without limitation, expenditures made and obligations incurred for reasonable counsel fees, in collecting or attempting to collect the Monthly Rent, or any other sum of money accruing under this Lease or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law. Tenant's obligations under this Section 19.4 shall survive the expiration or sooner termination of the Term.

         20.      Access to Premises

                  20.1 Landlord reserves and shall have the right at all times upon twenty-four (24) hours written notice and during regular business hours (except in case of emergency) to enter the Premises to inspect same, to show the Premises to prospective purchasers, mortgagees or tenants, and to alter, improve or repair the Premises and any other portion of the Premises, without abatement of Monthly Rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that the entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant and the use and enjoyment of the Premises by Tenant shall not be interfered with unreasonably. Tenant otherwise hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned thereby unless caused by Landlord's intentional acts. Tenant will provide Landlord with a contact person or persons who, on behalf of Tenant, will be available on a twenty-four (24) hour, seven (7) day per week basis, to unlock the Premises to allow Landlord access thereto within thirty
(30) minutes in the event of an emergency.

         21.      Notices

                  21.1 Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent simultaneously by facsimile transmission to the numbers herein specified and by registered or certified mail return receipt requested, by nationally recognized overnight courier or delivered personally, (a) to Tenant at 11300 9th Street North, St. Petersburg, Florida 33716, Attn:
Facilities Manager, facsimile number 813/570-8507, or (b) to Landlord at 11200 9th Street North, Suite 100, St. Petersburg, Florida 33716, Attn.: Chief Financial Officer, facsimile number 813/222-0792 or (c) to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Section
21.1. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given two (2) days after the date when it shall have been mailed as provided in this Section 21.1 if sent by registered or certified mail, or upon the date personal delivery or delivery by nationally recognized overnight courier is made. If Tenant is notified of the identity and address of Landlord's mortgagee or beneficiary under a deed of trust, or ground or underlying lessor, Tenant shall give to such mortgagee, beneficiary or ground or underlying lessor notice of any default by Landlord under the terms of this Lease in writing sent by registered or certified mail return receipt requested, and such mortgagee, beneficiary or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to it.

         22.      No Waiver; No Oral Modification

                  22.1 No failure by Landlord to insist upon the strict performance of any obligation of Tenant under this Lease or to exercise any right, power or remedy consequent upon a breach thereof, no acceptance of full or partial Monthly Rent during the continuance of any such breach, and no acceptance of the keys to or possession of the Premises prior to the termination of the Term by any employee of Landlord shall constitute a waiver of any such breach or of such term, covenant or condition or operate as a surrender of this Lease. No payment by Tenant or receipt by Landlord of a lesser amount than the aggregate of all Monthly Rent then due under this Lease shall be deemed to be other than on account of the first items of such Monthly Rent then accruing or becoming due, unless Landlord elects otherwise; and no endorsement or statement on any check, no letter accompanying any check or other payment of Monthly Rent in any such lesser amount and no acceptance of any such check or other such payment by Landlord shall constitute an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Monthly Rent or to pursue any other legal remedy.

                  22.2 Neither this Lease nor any term or provision hereof may be changed, waived, discharged or terminated orally, and no breach thereof shall be waived, altered or modified, except by a written instrument signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

                  22.3 The review, approval, inspection or examination by Landlord of any item to be reviewed, approved, inspected or examined by Landlord under the terms of this Lease or the exhibits attached hereto shall not constitute the assumption of any responsibility by Landlord for either the accuracy or sufficiency of any such item or the equality or suitability of such item for its intended use. Any such review, approval, inspection or examination by Landlord is for the sole purpose of protecting Landlord's interests in the Premises and under this Lease, and no third parties, including, without limitation, Tenant or any person or entity claiming through or under Tenant, or the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person or entity, shall have any rights hereunder.

         23.      Tenant's Certificates

                  23.1 Tenant, at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord, will execute, acknowledge and deliver to Landlord and, at Landlord's request, to any prospective purchaser, ground or underlying lessor, beneficiary under a deed of trust or mortgagee of any part of the Premises, a certificate of Tenant stating:
(a) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises and specifying the reasons therefor), (b) the Commencement and Expiration Dates of this Lease, (c) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease, as modified is in full force and effect and stating the modifications), (d) whether or not there are then existing any defenses against the enforcement of any of the obligations of Tenant under this Lease (and, if so, specifying the same), (e) whether or not there are then existing any defaults by Landlord in the performance of its obligations under this Lease (and, if so, specifying same), (f) the dates, if any, to which the Monthly Rent and other charges under this Lease have been paid, and (g) any other information that may reasonably be required by any of such persons. It is intended that any such certificate of Tenant delivered pursuant to this Section 23.1 may be relied upon by Landlord and any prospective purchaser, ground or underlying lessor, beneficiary or mortgagee of any part of the Premises.

         24.      Tax on Tenant's Personal Property

                  24.1 At least ten (10) days prior to delinquency, Tenant shall pay all taxes levied or assessed upon Tenant's equipment, furniture, fixtures and other personal property located in or about the Premises. If the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon Tenant's equipment, furniture, fixtures or other personal property, Tenant shall pay to Landlord, upon written demand, the taxes so levied against Landlord, or the proportion thereof resulting from said increase in assessment.

         25.      Authority

                  25.1 If Tenant signs as a corporation or a partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing entity, that Tenant has and is qualified to do business in Florida, that Tenant has full right and authority to enter into this Lease, and that each and every person signing on behalf of Tenant is authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence satisfactory to Landlord confirming the foregoing covenants and warranties.

         26.      Broker

                  26.1 Both parties represent and warrant to each other that no broker was involved in the negotiations relating to this Lease. Landlord and Tenant shall indemnify, defend and hold harmless each other of, from and against, any and all claims, arising from or related to any breach of this
Section 26.1, which indemnity shall survive the expiration or sooner termination of this Lease.

         27.      Liability of Landlord

                  27.1 The liability of Landlord hereunder or in connection with the Warehouse or the Premises shall be limited to its interest in the Warehouse, and in no event shall any other assets of Landlord be subject to any claim arising out of or in connection with the Lease or the Premises.

         28.      Attorneys' Fees

                  28.1 If either Landlord or Tenant fails to perform any of its obligations under this Lease or in the event a dispute arises concerning the meaning or interpretation of any provision of this Lease, the basis of the dispute shall be settled by judicial proceeding and the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including without limitation, court costs and attorneys' fees.

         29.      Surrender and Holding Over

                  29.1 Upon the expiration or sooner termination of the Term, Tenant will quietly and peacefully surrender to Landlord the Premises in the condition in which they are required to be kept as provided in Section 8.1, ordinary wear and tear excepted.

                  29.2 Any holding over after the expiration of the Term with the consent of Landlord shall be construed to be a tenancy from month to month at double the Monthly Rent herein specified (prorated on a monthly basis), unless Landlord shall specify a different rent in its sole discretion, and shall otherwise be on the terms and conditions herein specified as far as applicable.

         30.      Quiet Enjoyment

                  30.1 Upon Tenant's paying the Monthly Rent and performing all of Tenant's obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities lawfully claiming by or through Landlord.

         31.      Insurance

                  31.1 Tenant shall carry at its expense and maintain in force during the Term the following insurance:

                           (a)      Commercial General Liability Insurance
(including protective liability coverage on operations of independent contractors engaged in construction and also blanket contractual liability insurance) on an "occurrence" basis for the benefit of Tenant and Landlord as additional insured against claims for "bodily injury" liability including without limitation bodily injury, death or property damage liability with a limit of not less than Three Million Dollars ($3,000,000.00) in the event of "bodily injury" to any number of persons or of damages to property arising out of any one "occurrence;" such insurance may be furnished under a "primary" policy and an "umbrella" policy, provided that it is primary insurance and not excess over or contributory with any insurance in force for Landlord; and such insurance shall provide for a waiver of the insurer's right of subrogation against Landlord;

                           (b)      Insurance against loss or damage by fire and
such other risks and hazards (excluding earthquake and flood) as are insurable under present and future standard forms of fire and extended coverage insurance policies, to the personal property, furniture, furnishings and fixtures belonging to the Tenant located in the Premises for not less than one hundred percent

(100%) of the actual replacement value thereof. Such insurance shall provide for a waiver of the insurer's right of subrogation against Landlord;

                           (c)      Fire, extended coverage and vandalism and
malicious mischief insurance on Tenant's improvements and property within the Premises in an amount not less than the full replacement value thereof without Tenant being deemed a co-insurer under the terms of the applicable policy, and against such additional periods and for such other amounts as may from time to time be required by Landlord without deduction for physical depreciation thereof. Such insurance on the Premises shall contain the "Replacement Cost Endorsement;"

                           (d)      Business interruption insurance against loss
of income by reason of any hazard covered under the insurance required under subsections (c) and (d) of this Section for the benefit of Landlord as loss payee, in an amount sufficient to avoid any co-insurance penalty, but in any event for not less than one (1) year's Monthly Rent from the Premises.

                  31.2 All such insurance shall name Landlord as additional insured, shall be effected under policies issued by insurers, shall be approved by Landlord (such approval not to be unreasonably withheld) and shall provide that Landlord shall receive thirty (30) days' written notice from the insurer prior to any cancellation or change of coverage.

                  31.3 Tenant shall deliver copies of policies of such insurance or certificates thereof to Landlord on or before the Commencement Date, and thereafter at least thirty (30) days before the expiration dates of expiring policies; and, in the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option and after written notice to Tenant and a reasonable opportunity for Tenant to cure, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within ten (10) days after delivery to Tenant of bills therefor. Nothing contained in this Article 31 shall in any way limit the extent of Tenant's liability under any of the other provisions of this Lease.

                  31.4 Landlord shall maintain hazard insurance on the Warehouse in conformity with the requirement of any mortgage, deed of trust or ground lease now or hereafter encumbering the Premises or, if no such mortgage, deed of trust or ground lease exists, such insurance shall conform to the industry standard for types and amounts of insurance coverage for similar type properties in the St. Petersburg, Florida market. Landlord shall cause its hazard insurance on the Warehouse to provide for a waiver of the insurer's right of subrogation against Tenant.

         32.      Short Form of Lease

                  32.1 If requested by Landlord or Tenant, the other party shall execute and acknowledge a memorandum of lease and the requesting party may record such memorandum of lease in the county where the Premises are located. If such memorandum is requested by Tenant, Tenant shall simultaneously execute, and deliver into escrow with Landlord's attorney, a recordable termination of such memorandum to be released to Landlord upon delivery to such attorney of Landlord's sworn statement that the Lease has been terminated.

         33.      Waiver of Jury Trial

                  33.1 Landlord and Tenant hereby waive trial by jury in any action or proceeding

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



brought by either of the parties hereto against the other on any matters arising out of or connected with this Lease, the relationship of Landlord and Tenant and Tenant's use or occupancy of the Premises.

         34.      Right of First Refusal to Purchase

                  34.1 If Landlord, at any time during the Term of this Lease shall receive any bona fide offer for the purchase of the 11200 Realty or the Warehouse, which offer Landlord shall be ready and willing to accept, then Tenant shall have the first right to purchase 11200 Realty or the Warehouse at the same price, and upon the same terms and conditions as shall be contained in such offer. Landlord shall inform Tenant in writing immediately upon the receipt of any written offer which Landlord shall be ready and willing to accept and shall also inform Tenant immediately upon Landlord's execution of any listing agreement for the sale of 11200 Realty or the Warehouse. Landlord shall deliver to Tenant a copy of such offer and Tenant shall have five (5) business days, from and after the receipt of the copy of such offer from Landlord, in which to elect to purchase 11200 Realty or the Warehouse at the same price and on the same terms and conditions as contained in such offer, by giving Landlord written notice thereof, and such notice by Tenant shall create a binding purchase agreement between the parties hereto upon the same price, terms and conditions of the offer.

                  If Tenant shall elect not to purchase the 11200 Realty or the Warehouse or shall fail to give Landlord notice within the time provided for herein, then Landlord may sell 11200 Realty or the Warehouse but only at the same price, terms and conditions specified in the copy of the offer Landlord submitted to Tenant. If 11200 Realty or the Warehouse is not sold by Landlord on the terms set forth in the offer delivered to Tenant, Landlord shall submit all subsequent offers to Tenant, in the manner provided herein, prior to making any subsequent sale of 11200 Realty or the Warehouse. This Right of First Refusal shall terminate upon the sale of 11200 Realty or the Warehouse by Interior Design Services, Inc. to any third party.

         35.      Miscellaneous

                  35.1     Use of Terms

                           The words "Landlord" and "Tenant" as used herein all
include the plural as well as the singular. Words used in the neuter gender include the masculine and feminine. If there is more than one Tenant, the obligations under this Lease imposed on Tenant shall be joint and several. The captions preceding the articles of this Lease have been inserted solely as a matter of convenience, and such captions in no way define or limit the scope or intent of any provision of this Lease.

                  35.2     Binding Effect

                           The terms, covenants and conditions contained in this
Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided herein, their respective personal representatives and successors and assigns; provided, however, upon the sale, assignment or transfer by Landlord (or by any subsequent landlord) of its interest in the Warehouse, including any transfer by operation of law, Landlord (or subsequent landlord) shall be relieved of all obligations or liabilities under this Lease, and all obligations or liabilities shall be binding upon the grantee, assignee or other transferee of such interest, and any such grantee, assignee or


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



transferee, by ccepting such interest, shall be deemed to have assumed such obligations and liabilities. Tenant shall promptly execute all instruments requested by Landlord or its successor acknowledging such sale, transfer or assignment.

                  35.3     Severability

                           If any provision of this Lease or the application
thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, and in Landlord's opinion such invalid or unenforceable provision does not affect a material benefit or right hereunder, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the full extent permitted by law.

                  35.4     Florida Law

                           This Lease shall be construed and enforced in
accordance with the laws of the State of Florida.

                  35.5     Execution by Landlord

                           Submission of this instrument for examination or
signature by Tenant in the absence of signature by Landlord does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

                  35.6     Merger

                           This instrument, including the exhibits hereto, which
are made a part of this Lease, contains the entire agreement between the parties, and all prior negotiations and agreements are merged herein. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Warehouse, or this Lease except as expressly set forth herein, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth herein.

                  35.7     No Signs

                           Except that Tenant may use exterior signage similar
to that which it uses at 11300 9th Street North to indicate its presence in the Premises, Tenant shall not place any sign upon the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. Under no circumstances shall Tenant place a sign on any roof of the Premises.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed by their duly authorized officers as of the date first written above.



WITNESSES:                           INTERIOR DESIGN SERVICES, INC., a Florida
                                          corporation


-----------------------------------        By:
                                              ---------------------------------
-----------------------------------        Its:
                                               --------------------------------


                                           CATALINA MARKETING CORPORATION, a
                                           Delaware corporation



-----------------------------------        By:
                                              ---------------------------------
-----------------------------------        Its:
                                              --------------------------------

STATE OF FLORIDA
COUNTY OF _________________________

         The foregoing instrument was acknowledged before me this ______ day of _______________, 1996 by _________________________, as _________________________
of INTERIOR DESIGN SERVICES, INC., a Florida corporation, on behalf of the corporation. He/she is personally known to me or has produced ___________________________________________ as identification and did/did not take an oath.


                                                  -----------------------------

                                                  -----------------------------
                                                     (Name typed/printed)


STATE OF _________________________
COUNTY OF ________________________

         The foregoing instrument was acknowledged before me this _____ day of _________________________, 1996 by _________________________, as _______________
of CATALINA MARKETING CORPORATION, a Delaware corporation, on behalf of the corporation. He/she is personally known to me or has produced ___________________________________________ as identification and did/did not take an oath.


                                                  -----------------------------

                                                  -----------------------------
                                                     (Name typed/printed)